                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 16, 1996


                    First Union National Bank of Georgia
    ---------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                on behalf of

                    First Union Master Credit Card Trust
   ----------------------------------------------------------------------

        United States                     33-98546            58-1051808
 ------------------------------    ------------------------   --------------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
Incorporation)                                                Identification
                                                              Number)

         999 Peachtree Street
           Atlanta, Georgia                                       30309
 -------------------------------------                         ----------
 (Address of Principal Executive Office)                       (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                     N/A
    ---------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of November 1996 was delivered to Certificateholders on December 16, 1996. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of November 1996 was delivered to Certificateholders on December 20, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

             The following are filed as Exhibits to this Report under Exhibits
20.1 and 20.2.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the December 16, 1996 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the December 20, 1996 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                FIRST UNION NATIONAL BANK
                                                  OF GEORGIA



                                                By: /s/ James H. Gilbraith II
                                                   ----------------------------
                                                   Name: James H. Gilbraith II
                                                   Title: Vice President and
                                                         Managing Director

                                 EXHIBIT INDEX


Exhibit                           Description                        Page
-------                           -----------                        ----
Exhibit 20.1              First Union Master Credit Card
                          Trust, Series 1996-1
                          Certificateholders' Statement
                          for the December 16, 1996                     5
                          Distribution Date.

Exhibit 20.2              First Union Master Credit Card
                          Trust, Series 1996-2
                          Certificateholders' Statement
                          for the December 20, 1996                    14
                          Distribution Date.